CRAiLAR Technologies to Host Second Quarter 2013 Earnings Conference Call on Thursday, August 8 at 4:30 pm ET

Victoria, B.C. and Portland, Ore. (August 1, 2013) - CRAiLAR Technologies Inc. ("CRAiLAR" or the "Company") (TSXV: CL) (OTCBB: CRLRF), which produces and markets CRAiLAR®, a natural fiber made from flax and other bast fibers, announced that the Company will host a conference call on August 8, 2013 at 4:30 pm ET to discuss its results for the three and six months ended June 30, 2013.

CRAiLAR's CEO Ken Barker and CFO Ted Sanders will host the call. To participate, please use the information below:

Date: Time: US Dial-In: International Dial-In: Conference ID: Webcast:	Thursday, August 8, 2013 4:30 pm ET 1-888-438-5448 1-719-325-2361 1110808 http://public.viavid.com/index.php?id=105636

Please dial or log in at least 10 minutes before the call to ensure timely participation.

A playback of the call will be available until 11:59 pm ET on August 22, 2013. To listen, call +1-877-870-5176 within the United States or +1-858-384-5517 when calling internationally. Please use the replay PIN number 1110808. The playback of the call will also be made available on the investor relations section of the Company's website.

CRAilAR will release Second Quarter 2013 financial results Thursday, August 8, 2013 after the market close and prior to the conference call.

About CRAiLAR Technologies Inc.

CRAiLAR® Technologies Inc., offers cost-effective and environmentally sustainable natural fiber in the form of flax, hemp and other bast fibers for use in textile, industrial, energy, medical and composite material applications. Produced using a fraction of water and chemical inputs compared with other natural fibers, CRAiLAR Flax is the newest natural fiber introduction to the market in decades. The Company supplies its CRAiLAR Flax to HanesBrands, Georgia-Pacific, Brilliant Global Knitwear, Tuscarora Yarns, Target Corp. and Kowa Company for commercial use, and to Levi Strauss & Co., Cintas, Carhartt, Ashland, PVH Corp. and Lenzing for evaluation and development. The Company was founded in 1998 as a provider of environmentally friendly, socially responsible clothing. For more information, visit www.crailar.com, Facebook/CRAiLAR or Twitter (@CRAiLAR).

Forward-Looking Statements

This news release contains forward-looking statements and forward-looking information within the meaning of applicable securities laws. The use of any of the words "expect", "anticipate", "continue", "estimate", "objective", "ongoing", "may", "will", "project", "should", "schedule", "believe", "plans", "intends" and similar expressions are intended to identify forward-looking information or statements. More particularly and without limitation, this news release contains forward looking statements and information concerning the Company s future operations and prospects. The forward-looking statements and information are based on certain key expectations and assumptions made by the Company, including expectations and assumptions concerning equipment and crew availability, and joint venture partner financial capability. Although the Company believes that the expectations and assumptions on which such forward-looking statements and information are based are reasonable, undue reliance should not be placed on the forward looking statements and information because the Company can give no assurance that they will prove to be correct. By its nature, such forward-looking information is subject to various risks and uncertainties, which could cause the Company's actual results and experience to differ materially from the anticipated results or expectations expressed. These risks and uncertainties include, but are not limited to, reservoir performance, labor, equipment and material costs, access to capital markets, interest and currency exchange rates, and political and economic conditions. Additional information on these and other factors is available in continuous disclosure materials filed by the Company with Canadian securities regulators. Readers are cautioned not to place undue reliance on this forward-looking information, which is given as of the date it is expressed in this news release or otherwise, and to not use future-oriented information or financial outlooks for anything other than their intended purpose. The Company undertakes no obligation to update publicly or revise any forward-looking information, whether as a result of new information, future events or otherwise, except as required by law.

Neither the TSX Venture Exchange nor its Regulation Services Provider (as that term is defined in the policies of the TSX Venture

Media Contact:
Ryan Leverenz
Director, Corporate Communications
(415) 999-1418
pr@crailar.com

Investor Contact:
Mark McPartland
MZ Group
(646) 593-7140
ir@crailar.com

Corporate Officer
Ted Sanders
CFO
(503) 387-3941
ir@crailar.com